CREDIT FACILITIES	12 Months Ended
Dec. 31, 2019
Disclosure of detailed information about borrowings [abstract]
CREDIT FACILITIES [Text Block]

23. CREDIT FACILITIES

On December 10, 2019, the Corporation entered into a $50.0 million senior secured revolving credit facility with the Royal Bank of Canada and the Bank of Nova Scotia. With the approval of the lenders, the credit facility can be expanded to a total of $65.0 million. The new credit facility is available for general corporate purposes, including the financing of working capital, capital expenditures, and acquisitions. The credit facility has a three-year maturity with no fixed repayment dates prior to the end of the three-year term ending December 2022. Borrowings under the credit facility are secured by a first charge over substantially all of the Corporation's assets. Depending on the type of advance, interest rates under the credit facility are based on Canada prime rate, US base rate, Banker Acceptance (BA), London Interbank Offered Rate (LIBOR) or Euro Interbank Offered Rate (EURIBOR) plus an additional 0.75% to 2.00%. The Corporation did not have any borrowings under the credit facility as at or during the year ended December 31, 2019. The credit facility contains customary representations and warranties, events of default, and certain financial and non-financial covenants the Corporation is required to comply with. As at December 31, 2019, the Corporation was in compliance with all applicable covenants.

On May 31, 2019, the Corporation's previous credit facilities with Royal Bank of Canada expired. The following were the two facilities available to the Corporation prior to the expiration:

  Revolving operating facility of $8,500 at an interest rate range of 0.35% to 0.75% per annum over the bank base rate.
  Term loan facility of $5,000 to be utilized solely for the purposes of financing the cash consideration relating to acquisitions made by the Corporation, at an interest rate range of 0.40% to 0.80% per annum over the bank base rate.

The Corporation had no borrowing under these previous credit facilities in 2019.

Capital management

The Corporation's financial strategy is designed and formulated to maintain a flexible capital structure to allow the Corporation the ability to respond to changes in economic conditions and the risk characteristics of the underlying assets. In order to maintain or adjust its capital structure, the Corporation could issue new shares, repurchase shares, approve regular or special dividends or issue debt. The Corporation's senior management is responsible for managing capital through regular reviews of financial information to ensure sufficient resources are available to meet operating requirements and investments to support its long term growth strategy. The Board of directors is responsible for overseeing this process. The Corporation's financing and refinancing decisions are made on a specific transaction basis and depend on such things as the Corporation's needs, and market and economic conditions at the time of the transaction. The Corporation may invest in longer or shorter term investments depending on eventual liquidity requirements. The Corporation does not have any externally imposed capital compliance requirements other than those required to maintain its credit facility. There were no changes in the Corporation's approach to capital management during the year.